UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2007



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


          0-22446                                        95-3015862
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  (Commission File Number)                     (IRS Employer Identification No.)


     495A South Fairview Avenue, Goleta, California               93117
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        (Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code           (805) 967-7611
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

     On December 19, 2007, Deckers Outdoor Corporation (the "Company") announced that Zohar Ziv, the Company's Chief Financial Officer and Executive Vice President of Finance and Administration, has been promoted to the newly created position of Chief Operating Officer of the Company, effective January 1, 2008. In connection with his promotion, Mr. Ziv and the Company entered into an Amendment dated December 19, 2007 (the "Amendment") to the Senior Executive Employment Agreement between the Company and Mr. Ziv originally dated March 6, 2006 (the "Employment Agreement"). The Amendment supplements and amends the Employment Agreement, which was previously filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 10, 2006.

     Under the terms of the Amendment, (i) Mr. Ziv's base salary will increase from $300,000 to $375,000 annually, (ii) the term of his employment will be extended through December 31, 2009 unless earlier terminated, and (iii) Mr. Ziv's title will be Chief Operating Officer. The Amendment is filed as Exhibit
10.1 hereto and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     As described in Item 1.01 above, the Company announced the promotion of Zohar Ziv to Chief Operating Officer of the Company, effective January 1, 2008. The Company has initiated a search for a new Chief Financial Officer, and Mr. Ziv will continue to function as Chief Financial Officer, in addition to his new duties, until a replacement has been appointed.

     A copy of the Company's press release announcing Mr. Ziv's promotion is filed with this report as Exhibit 99.1 and is hereby incorporated by reference.



Item 9.01.    Financial Statements and Exhibits.

         (d)  Exhibits.

                Exhibit No.     Description
              ---------------  -------------------------------------------------
                   10.1         Amendment dated December 19, 2007 to Senior
                                Executive Employment Agreement between Deckers
                                Outdoor Corporation and Zohar Ziv.

                   99.1 Press Release dated December 19, 2007, issued by Deckers Outdoor Corporation.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DECKERS OUTDOOR CORPORATION


Date:  December 19, 2007                         /s/ Zohar Ziv
                                                 ---------------------------
                                                 Zohar Ziv
                                                 Chief Financial Officer